Exhibit 99.1

PRESS RELEASE

VCG Holding Corp (ticker: PTT, exchange: AMEX) News Release

August 1, 2005

VCG Holding Corp Announces Results of Annual Shareholder’s Meeting

DENVER—(BUSINESS WIRE)—August 1, 2005—VCG Holding Corp. (AMEX: PTT),

VCG Holding Corp. (VCG), a leading owner, operator and consolidator of adult nightclubs, announced that on July 29, 2005, it held its Annual Meeting of Shareholders. For more information on the following proposals, see the Company’s proxy statement dated July 6, 2005, the relevant portions of which are incorporated herein by reference.

In connection with the Annual Meeting, July 29, 2005, tabulated proxies representing 7,272,161 shares, or 85.46%, of the total outstanding shares voted in the following manner:

Proposal 1:	The election of directors.

	FOR	WITHHELD
Nominees:

Troy H. Lowrie	7,270,990	1,171

Michael L. Ocello	7,270,990	1,171

Robert J. McGraw, Jr	7,270,990	1,171

Rand E. Kruger	7,270,990	1,171

Allan S. Rubin	7,270,990	1,171

Edward Bearman	7,270,990	1,171

Martin A. Grusin	7,270,990	1,171

Proposal 2:	Ratification of the appointment of Causey Demgen & Moore, Inc. as the company’s independent certified public accountants.

7,270,990	shares voting for (representing 99.98%)
1,171	shares voting against (representing 0.02%)
0	shares abstaining.

Proposal 3:	Approval of additional issuances of VCG Holding’s securities.

7,265,990	shares voting for (representing 99.92%)
6,171	shares voting against (representing 0.08%)
0	shares abstaining.

Proposal 4:	Approval of the 2004 Stock Option and Appreciation Rights Plan.

7,265,990	shares voting for (representing 99.92%)
6,171	shares voting against (representing 0.08%)
0	shares abstaining.

About VCG Holding Corp.

VCG Holding Corp. is an owner, operator and consolidator of adult nightclubs throughout the United States. The Company currently owns six adult nightclubs, one upscale dance lounge and operates seven other adult nightclubs under management agreements. The owned and managed clubs are located in Indianapolis, St. Louis, Denver, Phoenix, and Louisville.

Forward-looking statements

Statements contained in this press release concerning future results, performance or expectations are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as assumptions on which such statements are based. All forward-looking statements in this press release are based upon information available to the Company on the date of this press release. Forward-looking statements involve a number of risks and uncertainties, and other factors, that could cause actual results, performance or developments to differ materially from those expressed or implied by those forward-looking statements including the following: failure of facts to conform to necessary management estimates and assumptions; the Company’s ability to identify and secure suitable locations for new nightclubs on acceptable terms, open the anticipated number of new nightclubs on time and within budget, achieve anticipated rates of same-store sales, hire and train additional nightclub personnel and integrate new nightclubs into its operations; the continued implementation of the Company’s business discipline over a large nightclub base; unexpected increases in cost of sales or employee, pre-opening or other expenses; the economic conditions in the new markets into which the Company expands and possible uncertainties in the customer base in these areas; fluctuations in quarterly operating results; seasonality; changes in customer spending patterns; the impact of any negative publicity or public attitudes; competitive pressures from other national and regional nightclub chains; business conditions, such as inflation or a recession, or other negative effect on nightclub patterns, or some other negative effect on the economy, in general, including (without limitation) growth in the nightclub industry and the general economy; changes in monetary and fiscal policies, laws and regulations; war, insurrection and/or terrorist attacks on United States soil; and other risks identified from time to time in the Company’s SEC reports, including the Annual Report on Form 10-KSB for 2004, Quarterly Reports on Form 10-QSB and Current Reports on Form 8-K, registration statements, press releases and other communications, and amendments thereto The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Contact:

VCG Holding Corp.

Troy H. Lowrie, CEO, 303-934-2424, tlowrie@vcgh.com, or

Micheal Ocello, President, 303-934-2424, mocello@vcgh.com, or

Donald W Prosser, CFO, 303-934-2424, dprosser@vcgh.com.